PROSPECTUS & APPLICATION

                    TEMPLETON CAPITAL ACCUMULATOR FUND, INC.

                                 JANUARY 1, 1998

    This prospectus describes Templeton Capital Accumulator Fund, Inc. (the "Fund"). Shares of the Fund, which will be sold at Net Asset Value, may be initially acquired by investors only by means of an investment in Templeton Capital Accumulation Plans (the "Plans" or "Plan"). The charges for the first year of a Plan can amount to 50% of the amounts paid during that year under the Plan. Details of the Plans, including the creation and sales charges, may be found in the attached prospectus for the Plans. Each prospectus contains information you should know before investing in the Fund. Please keep them for future reference.

    The Fund has a Statement of Additional Information ("SAI"), dated January 1, 1998, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN.

    Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit
Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Shares of the Fund involve investment risks, including the possible loss of principal.

    LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    This prospectus is not an offering of the securities herein described in any state, jurisdiction or country in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

                    TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
                                 January 1, 1998

    When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                                TABLE OF CONTENTS

                     ABOUT THE FUND

                     Expense Summary...............................   P-3
                     Financial Highlights..........................   P-4
                     How Does the Fund Invest Its Assets?..........   P-5
                     What Are the Fund's Potential Risks?..........   P-7
                     Who Manages the Fund?.........................   P-9
                     How Does the Fund Measure Performance?........  P-10
                     How Taxation Affects the Fund and Its
                     Shareholders.................................   P-10
                     How Is the Fund Organized?....................  P-13

                     ABOUT YOUR ACCOUNT

                     How Do I Buy Shares?..........................  P-13
                     May I Exchange Shares for Shares of Another
                       Fund?.......................................  P-13
                     How Do I Sell Shares?.........................  P-14
                     What Distributions Might I Receive From the
                       Fund?.......................................  P-15
                     Transaction Procedures and Special
                        Requirements...............................  P-16
                     Services to Help You Manage Your Account......  P-19
                     What If I Have Questions About My Account?....  P-20

                     GLOSSARY

                     Useful Terms and Definitions..................  P-21


100 Fountain Parkway
P.O. Box 33030
St. Petersburg

FL 33733-8030
1-800/DIAL BEN

ABOUT THE FUND

                                 EXPENSE SUMMARY

    This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses for the fiscal year ended August 31, 1997. Your actual expenses may vary.

      A.   SHAREHOLDER TRANSACTION EXPENSES

           Maximum Sales Charge Imposed on Purchases................      None
      B.   ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE  OF
           AVERAGE NET ASSETS)
           Management Fees..........................................     0.75%
           Other Expenses...........................................     0.38%
           Total Fund Operating Expenses............................     1.13%

C.  EXAMPLE

    Assume the Fund's annual return is 5% and its operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

                    1 YEAR   3 YEARS  5 YEARS 10 YEARS
                   -----------------------------------
                    $ 12     $ 36     $ 62     $ 137

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends and are not directly charged to your account.

    The expense summary reflects only the expenses of the Fund. A sales and creation charge will be deducted from a Templeton Capital Accumulation Plan to compensate the sponsor of the Plans for creating your Plan and for selling expenses and commissions to Securities Dealers. This charge is deducted from each investment and will vary according to the monthly investment payment units of each Plan. For example, on a $100 a month Plan, $50 is deducted from each of the first 12 investment units made. After that, the charge drops to $6.07 on each subsequent monthly unit. For further details concerning creation and sales charges that will be deducted from a Plan, see the accompanying prospectus for Templeton Capital Accumulation Plans.

                              FINANCIAL HIGHLIGHTS

    This table summarizes the Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.

PER SHARE OPERATING PERFORMANCE(2)                                         YEAR ENDED AUGUST 31
                                              ------------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)     1997         1996       1995        1994        1993       1992        1991(1)
-------------------------------------------   ------------ ----------- ----------- ----------- ---------- ----------- ------------
Net asset value, beginning of year......      $     9.08   $     7.97  $    8.10   $    6.87   $    5.48   $  5.21    $   5.00
-------------------------------------------   ------------ ----------- ----------- ----------- ---------- ----------- ------------
INCOME FROM INVESTMENT OPERATIONS

Net investment income...................             .18          .19        .14         .09         .10       .08         .07
Net realized and unrealized gains.......            2.03         1.10        .12        1.30        1.44       .28         .14
                                              ----------   ----------  ---------   ---------   ---------  --------    --------
TOTAL FROM INVESTMENT OPERATIONS........            2.21         1.29        .26        1.39        1.54       .36         .21
                                              ----------   ----------  ---------   ---------   ---------  --------    --------
LESS DISTRIBUTIONS
Dividends from net investment income....           (.18)        (.15)      (.10)       (.07)       (.10)     (.09)        --
Distributions from net realized gains...           (.14)        (.03)      (.29)       (.09)       (.05)       --         --
                                             -----------  ----------- ----------  ----------  ---------- --------    -------
TOTAL DISTRIBUTIONS.....................           (.32)        (.18)      (.39)       (.16)       (.15)     (.09)        --
-------------------------------------------  ------------ ----------- ----------- ----------- ---------- ----------- ------------
Net asset value, end of year............     $    10.97   $     9.08  $    7.97   $    8.10   $    6.87   $  5.48    $   5.21
-------------------------------------------  ------------ ----------- ----------- ----------- ---------- ----------- ------------
TOTAL RETURN(3).........................          25.06%       16.50%      3.40%      20.64%      29.11%     7.01%       4.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)...........      $ 172,683    $ 108,019   $ 65,538    $ 38,323    $ 18,365    $ 8,690    $ 3,635
RATIOS TO AVERAGE NET ASSETS
Expenses................................          1.13%        1.16%      1.34%       1.58%       1.91%     1.84%       3.99%(4)
Expenses, net of reimbursement..........          1.00%        1.00%      1.00%       1.00%       1.00%     1.00%       1.00%(4)
Net investment income...................          2.00%        2.56%      2.37%       1.58%       1.99%     2.06%       3.80%(4)
Portfolio turnover rate.................          7.43%       11.08%     12.91%      15.25%      14.97%    16.42%        --
Average commission rate paid(5).........    $    .0110   $    .0210        --          --          --         --         --
------------------------------------------- ------------ ----------- ----------- ----------- ---------- ----------- ------------

(1) For the period from March 1, 1991 (commencement of operations) to August 31, 1991.
(2) Per share amounts for all periods prior to August 31, 1996 have been restated to reflect a 2-for-1 stock split effective March 27, 1996.
(3) Not annualized for periods of less than one year. Does not reflect the Plan's sales and creation charges.
(4) Annualized.
(5) Relates to purchases and sales of equity securities. Prior to fiscal year end 1996, disclosure of average commission rate was not required.

                      HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

    The Fund's investment objective is long-term capital growth, which it seeks to achieve through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

    The Fund principally invests in common stocks, but may also invest in preferred stock and debt obligations (defined as bonds (including convertible bonds and bonds selling at a discount), notes, debentures, commercial paper, time deposits and bankers' acceptances), which may be rated or unrated, and which may include structured investments, as described in the SAI under "How Does the Fund Invest Its Assets?--Structured Investments." The Fund may invest in stocks and debt obligations of companies and debt obligations of governments of any nation.

    The Board has adopted an operating policy, which may be changed without shareholder approval, that no more than 5% of the Fund's assets will be invested in debt securities rated less than Baa by Moody's or BBB by S&P. Debt securities which are rated Baa by Moody's are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Such bonds lack outstanding investment characteristics and have speculative characteristics as well, according to Moody's. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal. According to S&P, while these debt securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. The Fund will not invest in debt securities rated less than Caa by Moody's or CCC by S&P.

    Whenever, in the judgment of Investment Counsel, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limit in money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country, consisting of: short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the government of a foreign country, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by Investment Counsel; and repurchase agreements with U.S. banks and broker-dealers with respect to Canadian or U.S. government securities. In addition, for temporary defensive purposes, the Fund may invest up to 25% of its total assets in obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. and foreign banks; provided that the Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its total assets. In the event that the Fund adopts a temporary defensive position, the investment practices described above may not be consistent with the Fund's stated investment objective.

    The Fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. Although the Fund may invest up to 25% of its assets in a single industry, it has no present intention of doing so. In furtherance of its objective of capital growth, the Fund may invest up to 5% of its assets in warrants (excluding warrants acquired in units or attached to securities). The Fund may not invest more than 15% of its total assets in securities of all types of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange, and may not invest more than 10% of its total assets in securities which are illiquid, including securities which are not publicly traded or which cannot be readily resold because of legal or contractual restrictions, or which are not otherwise readily marketable (including repurchase agreements having more than seven days remaining to maturity), and over-the-counter options purchased by the Fund. Assets used as cover for over-the-counter options written by the Fund will be considered illiquid. The Fund's investment objective and the policies described in this paragraph, as well as certain investment restrictions described in the SAI, cannot be changed without shareholder approval. All other investment policies may be modified by the Board.

    The Fund may lend its portfolio securities, as well as enter into transactions in options on securities indices and foreign currencies, forward foreign currency exchange contracts, and futures contracts and related options. When deemed appropriate by Investment Counsel, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes. These investment techniques are described below and under the heading "How Does the Fund Invest Its Assets?" in the SAI.

    The Fund invests for long-term growth of capital and does not intend to emphasize short-term trading profits. Accordingly, the Fund expects to have an annual portfolio turnover rate not exceeding 50%.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

    The Fund is authorized to use the various securities and investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.

    LOANS OF PORTFOLIO SECURITIES. The Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets to generate income. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities.

    DEBT SECURITIES. The Fund may invest in the debt securities of companies and governments of any nation. Certain debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

    OPTIONS ON INDICES. The Fund may write (I.E., sell) covered put and call options and purchase put and call options on securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option only if the option is "covered." This means that so long as the Fund is obligated as the writer of an option, it will maintain with its custodian cash or cash equivalents equal to the contract value (in the case of call options) or exercise price (in the case of put options). The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. The Fund will not enter into forward contracts if, as a result, the Fund will have more than 20% of its total assets committed to the consummation of such contracts. The Fund may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

    FUTURES CONTRACTS. For hedging purposes only, the Fund may purchase and sell stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. When the Fund enters into a futures contract, if must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "How Does the Fund Invest Its Assets?--Futures Contracts" in the SAI. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options.

    REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, when the Fund acquires a security from a U.S. bank or a registered broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in its ability to dispose of the underlying security and might incur a loss if the value of the security declines, as well as disposition costs in liquidating the security.

    DEPOSITARY RECEIPTS. The Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "depositary receipts"). ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

                      WHAT ARE THE FUND'S POTENTIAL RISKS?

    You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of the Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which the Fund is invested may also be reflected in declines in the price of shares of the Fund. Changes in currency valuations will also affect the price of shares of the Fund. History reflects both decreases and increases in stock markets and currency valuations, and these may occur unpredictably in the future. The value of debt securities held by the Fund generally will vary inversely with changes in prevailing interest rates. Additionally, investment decisions made by Investment Counsel will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

    The Fund has the unlimited right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Such risks include the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investment in securities of issuers in those nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts.

    Brokerage commissions, custodial services and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

    In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. As an operating policy, the Fund may invest no more than 5% of its assets in Eastern European countries, which involves special risks that are described under "What Are the Fund's Potential Risks?" in the SAI.

    Prior governmental approval of non-domestic investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

    Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

    Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies have also been and may continue to be adversely affected by economic conditions in the countries with which they trade.

    As a non-fundamental policy, the Fund will limit its investments in Russian securities to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. For more information on these risks and other risks associated with Russian securities, please see "What Are the Fund's Potential Risks?" in the SAI.

    On July 1, 1997, Hong Kong reverted to the sovereignty of China. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.

    The Fund usually effects currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

    The Fund is authorized to invest in medium quality or high risk, lower quality debt securities that are rated between BBB and CCC by S&P, and between Baa and Caa by Moody's or, if unrated, are of equivalent investment quality as determined by Investment Counsel. As an operating policy, which may be changed by the Board without shareholder approval, the Fund will not invest more than 5% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be consistent with the interests of the Fund and its shareholders. High risk, lower quality debt securities, commonly known as junk bonds, are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by Investment Counsel to ensure, to the extent possible, that the planned investment is sound. The Fund may, from time to time, purchase defaulted debt securities if, in the opinion of Investment Counsel, the issuer may resume interest payments in the near future. As a fundamental policy, the Fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid.

    Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the foreign currency on which the futures or options contract is based and movements in the currency in the Fund's portfolio. Successful use of futures or options contracts is further dependent on Investment Counsel's ability to correctly predict movements in a stock index or foreign currency market and no assurance can be given that its judgment will be correct.

    The receipt by the Fund of new money solely through the medium of continuing payments under systematic investment plans may tend to produce a more even rate of influx than is the case of funds whose shares are sold directly. This may furnish a base for a gradual and planned accumulation of positions in individual portfolio securities when such a program is deemed to be appropriate.

    There can be no assurance that the investment objective of the Fund will be achieved. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described in the SAI.

                              WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

    INVESTMENT MANAGER. Investment Counsel manages the Fund's assets and makes its investment decisions. Investment Counsel also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.
Together, Investment Counsel and its affiliates manage over $223 billion in assets. The Templeton organization has been investing globally since 1940. Investment Counsel and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, United Kingdom, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

PORTFOLIO MANAGEMENT. The Fund's lead portfolio manager since 1993 is Gary P. Motyl. Mr. Motyl is an executive vice president of Investment Counsel. He holds a BS degree in finance from Lehigh University and an MBA in finance from Pace University. Mr. Motyl is a Chartered Financial Analyst. Prior to joining the Templeton organization in 1981, Mr. Motyl worked from 1974 to 1979 as a security analyst with Standard & Poor's Corporation and as a research analyst and portfolio manager from 1979 to 1981 with Landmark First National Bank. While at Landmark, Mr. Motyl had responsibility for equity research and managed several pension and profit-sharing plans. His research responsibilities with Templeton include the global automobile industry, U.S. utilities and country coverage of Germany.

    Mark R. Beveridge and Gary R. Clemons have secondary portfolio management responsibilities for the Fund. Mr. Beveridge is a senior vice president of Investment Counsel. He holds a BBA in finance from the University of Miami. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a member of the South Florida Society of Financial Analysts and the International Society of Financial Analysts. Before joining the Templeton organization in 1985 as a securities analyst, Mr. Beveridge was a principal with a financial accounting software firm based in Miami, Florida. He is currently a portfolio manager and research analyst with responsibility for non-life insurance and industrial components industries. He also has country coverage of Argentina. Mr. Clemons is a senior vice president of Investment Counsel. He holds a BS from the University of Nevada--Reno and an MBA from the University of Wisconsin--Madison. He joined Investment Counsel in 1993. Prior to that time he was a research analyst at Templeton Quantitative Advisors, Inc. in New York, where he was also responsible for management of a small capitalization fund. As a portfolio manager and research analyst with Templeton, Mr. Clemons has responsibility for the telecommunications industry and country coverage of Columbia, Norway, Peru and Sweden.

    MANAGEMENT FEES. For the fiscal year ended August 31, 1997, management fees, before any advance waiver, totaled 0.75% of the Fund's average daily net assets. Total operating expenses, before any advance waiver, were 1.13% of the average daily net assets of the Fund. Under an agreement by Investment Counsel to waive its fees, the Fund paid management fees totaling 0.62% and the Fund paid total operating expenses of 1.00%. Effective January 1, 1998 the fee waiver was terminated.

    PORTFOLIO TRANSACTIONS. Investment Counsel tries to obtain the best execution on all transactions. If Investment Counsel believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Plans (and therefore, indirectly, the sale of Fund shares), as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities For Its Portfolio?" in the SAI for more information.

    ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the Fund. Prior to that date, Templeton Global Investors, Inc. provided the same services to the Fund. During the fiscal year ended August 31, 1997, administration fees totaled 0.15% of the average daily net assets of the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

                     HOW DOES THE FUND MEASURE PERFORMANCE?

    From time to time, the Fund advertises its performance. A commonly used measure of performance is total return. Performance figures may not include sales and creation charges associated with the purchase of the Fund through the Plans; of course, total return quotations would be lower if sales and creation charges were taken into account.

    Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.

    The Fund's investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.

               HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

    ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX, THEY ARE DISCUSSED IN THE SAI.

    TAXATION OF THE FUND'S INVESTMENTS. The Fund invests your money in the stocks, bonds and other securities that are described in the section "How Does the Fund Invest Its Assets?" Special tax rules may apply in determining the income and gains that the Fund earns on its investments. These rules may, in turn, affect the amount of distributions that the Fund pays to you. These special tax rules are discussed in the SAI.

    TAXATION OF THE FUND. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains that it distributes to you.

    FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the Fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the Fund's distributions to you. The Fund may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause the Fund to pay income taxes and interest charges. If possible, the Fund will not invest in PFICs, or will adopt other strategies to avoid these taxes and charges.

HOW DOES THE FUND EARN INCOME AND GAINS?

The Fund earns dividends and interest (the Fund's "income") on its investments. When the Fund sells a security for a price that is higher than it paid, it has a gain. When the Fund sells a security for a price that is lower than it paid, it has a loss. If the Fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the Fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Fund's gains and losses are netted together, and, if the Fund has a net gain (the Fund's "gains"), that gain will generally be distributed to you.

TAXATION OF SHAREHOLDERS

    DISTRIBUTIONS. Distributions from the Fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The Fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the Fund in the prior year. The amounts on this statement will include distributions declared in December of the prior year, and paid to you in January of the current year. These distributions are taxable as if you had received them on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year. You should also note that planholders generally are considered to be the shareholders of the Fund for federal tax purposes.

WHAT IS A DISTRIBUTION?

As a shareholder, you will receive your share of the Fund's income and gains on its investments in stocks, bonds and other securities. The Fund's income and short term capital gains are paid to you as ordinary dividends. The Fund's long-term capital gains are paid to you as capital gain distributions. If the Fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non- taxable distribution. These amounts, taken together, are what we call the Fund's distributions to you.

    The Fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain, or 25% rate gain, if applicable. The remainder of the capital gain distribution, after subtracting out these amounts, represents 20% rate gain.

    DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.

DIVIDENDS-RECEIVED   DEDUCTION.   Corporate  investors  may  be  entitled  to  a
dividends-received deduction on a portion of the ordinary dividends received from the Fund.

    REDEMPTIONS AND EXCHANGES. If you redeem your shares or if you exchange your shares in the Fund for shares in another Franklin Templeton Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. If you exchange Fund shares held for 90 days or less and pay no sales charge or a reduced sales charge for the new shares, all or a portion of the sales charge you paid on the purchase of the shares you exchanged is not included in their cost for purposes of computing gain or loss on the exchange. If you hold your shares for six months or less, any loss you have will be treated as a long-term capital loss to the extent of any capital gain distributions received by you from the Fund. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the Fund within 30 days before or after your redemption or exchange.

WHAT IS A REDEMPTION?

A redemption is a sale by you to the Fund of some or all of your shares in the Fund. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the Fund for shares of another Franklin Templeton Fund is treated as a redemption of Fund shares and then a purchase of shares of the other fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the basis in your shares is more or less than your cost or other basis in the shares. Call Fund Information at 1-800-342-5236 for a free Shareholder Tax Information Handbook if you need more information in calculating the gain or loss on the redemption or exchange of your shares.

    FOREIGN TAXES. If more than 50% of the value of the Fund's assets consist of foreign securities, the Fund may elect to pass-through to you the amount of foreign taxes it paid. If the Fund makes this election, your year-end statement will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or claim a foreign tax credit for such taxes against your U.S. federal income tax. Your year-end statement, showing the amount of deduction or credit available to you, will be distributed to you in January along with other shareholder information records including your Fund Form 1099-DIV.

WHAT IS A FOREIGN TAX CREDIT?

A foreign tax credit is a tax credit for the amount of taxes imposed by a foreign country on earnings of the Fund. When a foreign company in which the Fund invests pays a dividend to the Fund, the dividend will generally be subject to a withholding tax. The taxes withheld in foreign countries create credits that you may use to offset your U.S. federal income tax.

    The 1997 Act includes a provision that allows you to claim these credits directly on your income tax return (Form 1040) and eliminates the previous requirement that you complete a detailed supporting form. To qualify, you must have $600 or less in joint return foreign taxes ($300 or less on a single return), all of which are reported to you on IRS Form 1099-DIV. THIS SIMPLIFIED PROCEDURE APPLIES ONLY FOR CALENDAR YEARS 1998 AND BEYOND, AND IS NOT AVAILABLE IN 1997.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the Fund.

    STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the Fund as well as gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax. The holding of Fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the Fund.

    BACKUP WITHHOLDING. When you open an account, IRS regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, the Fund is required to withhold 31% of all the distributions (including ordinary dividends and capital gain distributions), and redemption proceeds paid to you. The Fund is also required to begin backup withholding on your account if the IRS instructs the Fund to do so. The Fund reserves the right not to open your account, or, alternatively, to redeem your shares at the current net asset value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the Fund to begin backup withholding on your account.

WHAT IS A BACKUP WITHHOLDING?

Backup withholding occurs when the Fund is required to withhold and pay over to the IRS 31% of your distributions and redemption proceeds. You can avoid backup withholding by providing the Fund with your TIN, and by completing the tax certifications on your account application that you were asked to sign when you opened your account. However, if the IRS instructs the Fund to begin backup withholding, it is required to do so even if you provided the Fund with your TIN and these tax certifications, and backup withholding will remain in place until the Fund is instructed by the IRS that it is no longer required.

    THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY.PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT OF DISTRIBUTIONS OF ORDINARY DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE SHAREHOLDER TAX INFORMATION HANDBOOK, AVAILABLE FROM FUND INFORMATION AT 1-800-342-5236.

                           HOW IS THE FUND ORGANIZED?

    The Fund is a diversified, open-end management investment company, commonly called a mutual fund. It was organized as a Maryland corporation on October 26, 1990, and is registered with the SEC. The Fund sells its shares only through Templeton Capital Accumulation Plans, a unit investment trust. Each share of the Fund has one vote. All shares have equal voting, participation and liquidation rights. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. In the future, the Fund may offer additional classes of shares.

    The Fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

    The Fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT

                              HOW DO I BUY SHARES?

    The Fund offers its shares through an investment in the Plans. Details of the Plans, including the terms of the offering, may be found in the attached prospectus for the Plans. Except in cases where planholders have received Fund shares in connection with the liquidation of a Plan or partial withdrawal from a Plan (into a non-contributory voluntary account), it is not generally contemplated that any person, other than TFTC as custodian for the Plans, will directly hold any shares of the Fund.

    No Securities Dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the SAI, in connection with the offer contained in this prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, Investment Counsel, or Distributors.

    Except for the fact that the Fund's shares are available only through the Plans, the Fund does not represent an investment concept which is new or different from other investment companies for which Investment Counsel or its affiliates acts as an investment manager. The Fund's investment objective of long-term capital growth is similar to the objective of certain other Franklin Templeton Funds. The methods employed by each of these other funds in attaining the objective vary from each other and from the Fund. The investment results attained by these other Franklin Templeton Funds have varied from each other in the past and are likely to continue to vary from each other and from the Fund in the future. You could, however, purchase shares of the other Franklin Templeton Funds, which, in the early years of the Plan, would be at a lesser sales charge.

    Investors wishing information on any of these funds may contact Shareholder Services at 1-800/632-2301.

                MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

    We offer a wide variety of funds. If you liquidate a Plan or exercise the partial withdrawal privilege under a Plan, you can move your investment to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

    Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. In general, no sales charge applies, and in the case of an exchange into a Franklin Templeton Fund that offers two classes of shares, a shareholder would receive Class I shares, which generally bear lower Rule 12b-1 distribution fees that Class II shares of the same fund.

Method                    Steps to Follow
---------------------- ----------------------------------------------------
BY MAIL                 1. Send TFTC signed written instructions
                        2. Include any outstanding share certificates
                           for the shares you want to exchange
---------------------- ----------------------------------------------------
BY PHONE                 Call Shareholder Services or TeleFACTS(R)

                         -  If you do not want the ability to exchange
                            by phone to apply to your account, please
                            let us know.
---------------------- -----------------------------------------------------
THROUGH YOUR DEALER      Call your investment representative
---------------------- -----------------------------------------------------

    Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

EXCHANGE RESTRICTIONS

    Please be aware that the following restrictions apply to exchanges:

    o You may only exchange shares within the same class, except as noted below.

    o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply.

        Please see "Transaction Procedures and Special Requirements."

    o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

    o The fund you are exchanging into must be eligible for sale in your state.

    o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

                              HOW DO I SELL SHARES?

    If you liquidate your Plan or exercise the partia withdrawal privilege under a Plan, you may sell (redeem) the shares received at any time.

Method                   Steps to Follow
---------------------- ---------------------------------------------------
BY MAIL                  1. Send TFTC signed written instructions. If you
                            would like your redemption proceeds wired to a bank account, your instructions should include:

                            o The name, address and telephone number
                              of the bank where you want the proceeds sent

                            o Your bank account number

                            o The Federal Reserve ABA routing  number

                            o If you are using a savings and loan or
                              credit union, the name of the corresponding bank and the account number
                          2. Include any outstanding share certificates for
                             the shares you are selling

                          3. Provide a signature guarantee if required

                          4. Corporate, partnership and trust accounts may
                             need to send additional documents. Accounts under court jurisdiction may have additional requirements.

---------------------- --------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instruction should include the items listed in "By Mail" above.

                         Telephone requests will be accepted:

                         o   If the request is up to $50,000 or less.

                         o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund.

                         o Unless you are selling shares in a Trust Company retirement plan account.

                         o Unless the address on your account was changed by phone within in the last 15 days.

                             - If you do not want the ability to redeem by
                               phone to apply to your account, please
                               let us know.

---------------------- --------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
---------------------- --------------------------------------------------------

    We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

    The wiring redemption proceeds is a special that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption requests by wire is not processed as described in this section.

    If you sell shares you recently purchased in the Plan with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

    Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

    Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

    To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

               WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

    Dividend and capital gain distributions (if any) are usually paid in October and (if necessary) in December representing all or substantially all of the Fund's net investment income and any net realized capital gains.

    Income dividends and capital gain distributions paid by the Fund, pursuant to the terms of the Plans, are automatically reinvested on the payment date in whole or fractional shares of the Fund at net asset value as of the ex-dividend date. If you elect, you may receive such distributions in cash so long as the account is not a Trust Company retirement plan account. The processing date for the reinvestment of dividends may vary from time to time, and does not affect the amount or value of the shares acquired.

    Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

                 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

    You may obtain shares in the Fund only through purchasing shares in a Plan. The Offering Price of the Plan shares is based on the Fund's Net Asset Value per share, and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at net Asset Value.

    The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

    The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price in many newspapers.

    To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

PROPER FORM

    An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive signed written instructions, with a signature guarantee if necessary.

We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

    Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

    o Your name,

    o The Fund's name,

    o A description of the request,

    o For exchanges, the name of the fund you are exchanging into,

    o Your account number,

    o The dollar amount or number of shares, and

    o A telephone number where we may reach you during the day, or in the evening if preferred.

    JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

    Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

    For our mutual protection, we require a signature guarantee in the following situations:

    1) You wish to sell over $50,000 worth of shares,

    2) You want the proceeds to be paid to someone other than the registered owners,

    3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

    4) We receive instructions from an agent, not the registered owners,

    5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

    A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

    We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

    Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

    You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

    When you call, we will request personal or other identifying information to confirm that your instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

    For your protection, we may delay transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

    TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

    To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

    When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

    JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

    GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

    TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

    REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account. Since shares in the Fund can only be acquired by transferring shares from a Plan, a transfer letter of instructions is required in addition to the following documents:

TYPE OF ACCOUNT      DOCUMENTS REQUIRED
----------------- -----------------------------------------------------------
CORPORATION         Corporate Resolution

----------------- -----------------------------------------------------------
PARTNERSHIP         1. The pages from the partnership agreement that
                       identify the general partners, or

                    2. A certification for a partnership agreement
----------------- -----------------------------------------------------------
TRUST               1. The pages from the trust document that identify the
                       trustees, or
                    2.  A certification for trust
----------------- -----------------------------------------------------------

    STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

    If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

    Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive(except for the reinvestment of distribution) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

                    SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

SYSTEMATIC WITHDRAWAL PLAN

    Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

    If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder Plan application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy Class I shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once you plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

    You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

    You may  discontinue  a systematic  withdrawal  plan,  change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares?--Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

    From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

    o obtain information about your account;

    o obtain price and performance information about any Franklin Templeton
      Fund;

    o exchange shares between identically registered Franklin accounts; and

    o request duplicate statements and deposit slips for Franklin accounts.

    You will need the Fund's code number to use TeleFACTS(R). The code number is 450.

STATEMENTS AND REPORTS TO SHAREHOLDERS

    We will send you the following statements and reports on a regular basis:

    o Confirmation and account statements reflecting transactions in your account, including transfers from your Plan account and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

    o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

AVAILABILITY OF THESE SERVICES

    The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

                   WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have  any  questions  about  your  account,  you may  write  to  Investor
Services, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The Fund and Distributors are also located at this address. Investment Counsel is located at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. You may also contact us by phone at one of the numbers listed below.


                                              HOURS OF OPERATION
                                              (EASTERN TIME)
DEPARTMENT NAME           TELEPHONE NO.       (MONDAY THROUGH FRIDAY)
----------------------- ----------------      -----------------------------
Shareholder Services     1-800/632-2301       8:30 a.m. to 8:00 p.m.
Dealer Services          1-800/524-4040       8:30 a.m. to 8:00 p.m.
Fund Information         1-800/DIAL BEN       8:30 a.m. to 11:00 p.m.
                        (1-800/342-5236)      9:30 a.m. to  5:30  p.m.
                                             (Saturday)
Retirement Plan          1-800/527-2020       8:30 a.m. to 8:00 p.m.
Services
TDD (hearing impaired     1-800/851-0637      8:30 a.m. to 8:00 p.m.

    Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

                          USEFUL TERMS AND DEFINITIONS

1940 ACT--Investment Company Act of 1940, as amended

BOARD--The Board of Directors of the Fund

CD--Certificate of deposit

CLASS I AND CLASS II--Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. The Fund's shares are considered Class I shares for redemption, exchange and other purposes.

CODE--Internal Revenue Code of 1986, as amended

DISTRIBUTORS--Franklin/Templeton   Distributors,   Inc.,  the  Fund's  principal
underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

FRANKLIN TEMPLETON FUNDS--The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except for Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP--Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS--All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES--Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT COUNSEL--Templeton Investment Counsel, Inc., the Fund's investment manager

INVESTOR   SERVICES--Franklin/Templeton  Investor  Services,  Inc.,  the  Fund's
shareholder servicing and transfer agent

IRS--Internal Revenue Service

MOODY'S--Moody's Investors Service, Inc.

NET ASSET VALUE (NAV)--The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC--National Securities Clearing Corporation

NYSE--New York Stock Exchange

OFFERING PRICE--The public offering price is the Net Asset Value per share. Shares of the Fund may be initially acquired through an investment in Templeton Capital Accumulation Plans. The charges for the first year of a Plan can amount to 50% of the amounts paid during that year under the Plan.

RESOURCES--Franklin Resources, Inc.

SAI--Statement of Additional Information

S&P--Standard & Poor's Corporation

SEC--U.S. Securities and Exchange Commission

SECURITIES DEALER--A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R)--FRANKLIN TEMPLETON'S AUTOMATED CUSTOMER SERVICING SYSTEM

TFTC--Templeton Funds Trust Company, the custodian for the Plans as described in the Plan prospectus

TRUST COMPANY--Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S.--United States

WE/OUR/US--Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - CALL 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH

Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller
 Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton
 Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income
 Fund

GLOBAL INCOME

Franklin Global Government
Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High
 Income Currency Fund
Templeton Americas
 Government Securities Fund

GROWTH

Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin  Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton
Conservative Target Fund
Franklin Templeton
Moderate Target Fund
Franklin Templeton
Growth Target Fund

INCOME

Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment
 Grade Income Fund
Franklin Short-Intermediate U.S.
 Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FOR CORPORATIONS

Franklin Corporate Qualified
Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS SEEKING TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
(an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio of insured municipal securities.

+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.